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                                                                   Exhibit 10.19

                            AMENDMENT NUMBER ONE TO
                          LOAN AND SECURITY AGREEMENT


          This AMENDMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of June 30, 1998 by and between FLEET CAPITAL CORPORATION, a California corporation ("Lender"), and THE PEREGRINE REAL ESTATE TRUST, a California real estate trust ("Borrower"), with reference to the following facts:

     A. Lender and Borrower are parties to that certain Loan and Security Agreement, dated as of December 4, 1997 (as amended, restated, supplemented, or otherwise modified from time to time, the "Agreement");

     B. Borrower has requested Lender to amend the Agreement to, among other things, permit the acquisition by Borrower of the Concord Holiday Inn (as defined below) and the inclusion of same in the Borrowing Base as Eligible Real Property, provide for a temporary increase of the dollar amount of the Maximum Amount, increase the permitted maximum amount of Capital Expenditures related to the Properties of Borrower that do not compose the Eligible Real Property, and increase the permitted maximum amount of Capital Expenditures generally;

     C. Lender is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

     D. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

          NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Lender and Borrower hereby agree as follows:

          1.   AMENDMENTS TO THE AGREEMENT.

               a. The first sentence of Section 1 of the Agreement hereby is amended and restated in its entirety to read as follows:

               Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lender agrees to make a Total Credit Facility of up to $20,000,000 plus the Bridge Amount available upon Borrower's request therefor, as follows:

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               b.   Section 8.2.8 of the Agreement hereby is amended and
restated in its entirety to read as follows:

                    8.2.8  CAPITAL EXPENDITURES.  (a)  Make Capital
     Expenditures (including, without limitation, by way of capitalized leases) which, in the aggregate, exceed $25,000,000 during the period commencing on October 1, 1997 and ending on September 30, 2000, or (b) Make Capital Expenditures (including, without limitation, by way of capitalized leases) related to the Properties of Borrower that do not compose the Eligible Real Property which, in the aggregate, exceed, during the term of this Agreement, an amount equal to the result of (i) (y) from and after the date (if ever) that Lender receives evidence, satisfactory to Lender, that the Regency Plaza Contract is in full force and effect, $8,000,000, or (z) otherwise, $3,000,000, minus (ii) the amount of prepayments made pursuant to SUBSECTION 8.2.15(a)(iv).

               c. Section 8.2.15(a)(iv) of the Agreement hereby is amended and restated in its entirety to read as follows:

     (iv) prepayments in an amount equal to the greater of (y) the result of $4,000,000 minus the amount of Capital Expenditures made pursuant to SUBSECTION 8.2.8(b) hereof, and (z) zero (-0-),

               d. The following definitions contained in APPENDIX A of the Agreement are amended and restated in their entirety to read as follows:

               BORROWING BASE - as at any date of determination, an amount equal to the result of: (a) the sum of (i) 50% of the Borrowing Base Value of Eligible Non-Hotel Real Property, PLUS (ii) 50% of the Borrowing Base Value of Eligible Hotel Real Property; MINUS (b) until the satisfaction, in full, of the Environmental Condition, a reserve in the amount of $2,000,000; PROVIDED, HOWEVER, that in no event shall the amount of Availability created under clause (a)(ii) of this definition exceed 50% of the Borrowing Base Value of all Eligible Real Property.

               ELIGIBLE REAL PROPERTY - each of the parcels of real Property identified on SCHEDULE E-1 hereto for so long as, with respect to any particular parcel, Borrower continues to own such parcel. From and after the date of consummation of the Bridge Refinancing Transactions, the Bridge Refinancing Properties automatically shall no longer constitute Eligible Real Property and shall be deleted from SCHEDULE E-1 hereto.

               MAXIMUM AMOUNT - as of any date of determination, the lesser of
          (a) an amount equal to the sum of (i) $20,000,000 PLUS (ii) the then extant Bridge Amount, as such amount may be reduced from time to time pursuant to


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          SUBSECTION 3.8 hereof, or (b) an amount equal to 2 times the outstanding principal balance of the Senior Notes.

               OTHER REAL PROPERTY - the parcels of real Property identified on SCHEDULE O-1 attached hereto. From and after the date of consummation of the Bridge Refinancing Transactions, the Bridge Refinancing Properties automatically shall be deemed to constitute Other Real Property and shall be included on SCHEDULE O-1 hereto.

               TOTAL CREDIT FACILITY - $20,000,000 plus the Bridge Amount.

               e. The following definitions are added to APPENDIX A of the Agreement in proper alphabetical order:

               BRIDGE AMOUNT - as of any date of determination, an amount equal to: (a) prior to the First Amendment Closing Date, zero (-0-); (b) from and after the First Amendment Closing Date and up to but not including the Bridge Termination Date, $7,500,000; and (z) from and after the Bridge Termination Date, zero (-0-).

               BRIDGE REFINANCING PROPERTIES - the Concord Holiday Inn and any other Eligible Real Property identified by Borrower as the subject of the Bridge Refinancing Transactions in a written notice received by Lender not less than 15 days prior to the consummation of the Bridge Refinancing Transactions.

               BRIDGE REFINANCING TRANSACTIONS - collectively, (a) the refinancing or reduction by Borrower of a portion of the Obligations, in an amount not less than the greater of (i) $7,500,000 and (ii) 50% of the Borrowing Base Value of the Bridge Refinancing Properties, pursuant to the sale by Borrower of, or the incurrence by Borrower of Non-Recourse Indebtedness relative solely to, the Bridge Refinancing Properties, (b) the receipt by Borrower of net cash proceeds from such refinancing or sale in an amount not less than the greater of (i) $20,000,000 or (ii) 50% of the Borrowing Base Value of the Bridge Refinancing Properties, and (c) the use of such net cash proceeds to repay, without premium, any Overadvance that would result from the reduction of the Bridge Amount to zero.

               BRIDGE TERMINATION DATE - the earlier to occur of (a) the date 6 months following the First Amendment Closing Date, and (b) the date of consummation of the Bridge Refinancing Transactions.

               CONCORD HOLIDAY INN - the parcel of real Property commonly referred to as "Concord Holiday Inn" that is located at 1050 Burnett Avenue, Concord,


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          California (Contra Costa County) and which bears parcel
          number 126-325-002.

               FIRST AMENDMENT - that certain Amendment Number One to Loan and Security Agreement, dated as of June 30, 1998, between Borrower and Lender.

               FIRST AMENDMENT CLOSING DATE - the date on which all of the conditions precedent in Section 3 of the First Amendment are satisfied and the initial Loan under the Agreement as amended by the First Amendment is made.

               REGENCY PLAZA CONTRACT - an agreement between Borrower and United Artists Theaters, in form and substance reasonably satisfactory to Lender, committing Borrower as lessor to make capital improvements, in the approximate amount of $5,100,000, to the leased premises comprising that certain United Artists theater complex (with approximately 6 screens and 2,848 seats) located at the Regency Plaza Shopping Center on Greenback Lane (between San Juan Avenue and Avenue of the Fountains) in Citrus Heights, California in consideration for a long term lease (on terms and conditions reasonably satisfactory to Lender) of such premises by United Artists Theaters as lessee.

          2. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to Lender that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligations, enforceable against Borrower in accordance with their respective terms.

          3. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Lender and its counsel, of each of the following conditions:

               a. Lender shall have received from counsel for Borrower a legal opinion in form and substance satisfactory to Lender and its counsel.

               b. A Mortgage, in form and substance satisfactory to Lender, with respect to the Concord Holiday Inn shall have been duly executed and delivered, and recorded in the appropriate filing office.


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               c.   Amendments of the Mortgages and the Subordination
Agreements, respectively, relative to each of the parcels of Eligible Real Property (other than the Concord Holiday Inn), in each case in form and substance satisfactory to Lender, shall have been duly executed and delivered, and recorded in the appropriate filing office.

               d. Financing statements and/or fixture filings relative to the Concord Holiday Inn and related Collateral, in each case in form and substance satisfactory to Lender, shall have been duly executed and delivered, and recorded in the appropriate filing office.

               e. Lender shall have received ALTA 1970 Form Lenders Policies of Title Insurance in form and content acceptable to Lender (including the absence of a survey exception), in its discretion, with respect to each of the parcels of Eligible Real Property, including the Concord Holiday Inn.

               f. Lender shall have received, reviewed, and found acceptable copies of Borrower's rent rolls, franchise agreements, certificates of occupancy, leases, and insurance policies relative to the Concord Holiday Inn. To the extent required by Lender, Lender also shall have received estoppel agreements from any material lessees of the Concord Holiday Inn.

               g. Lender shall have received a phase-I environmental report and a real estate survey shall have been completed with respect to the Concord Holiday Inn and copies thereof delivered to Lender; the environmental consultants and surveyors retained for such reports or surveys, the scope of the reports or surveys, and the results thereof shall be acceptable to Lender in its sole discretion.

               h. Lender shall have received each of the following documents, duly executed, and each such document shall be in full force and effect:

                    (1) each of the existing lender(s) relative to the Concord Holiday Inn shall have executed and delivered a pay-off letter, which shall be in form and substance satisfactory to Lender, together with UCC termination statements, mortgage releases, and other documentation evidencing the termination of its Liens on the Concord Holiday Inn and Collateral related thereto.

                    (2) Lender shall have received evidence, in form and substance reasonably satisfactory to Lender, of the consent of the Senior Noteholders and the Senior Notes Agent to the consummation of the acquisition by Borrower of the Concord Holiday Inn and this Amendment.


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               i.   Lender shall have received a certificate from a senior
officer of Borrower attesting to the resolutions of Borrower's Board of Trustees authorizing its execution and delivery of this Amendment and all of the other Loan Documents to which Borrower is a party contemplated under this Amendment and authorizing specific officers of Borrower to execute same.

               j. Lender shall have received a certificate from a senior officer of Borrower as to the incumbency, and containing the specimen signature or signatures, of the Person or Persons authorized to execute the Loan Documents to which Borrower is a party on behalf of Borrower, together with evidence of the incumbency of such Secretary.

               k. Lender shall have received and reviewed copies, certified as true and correct by an appropriate officer of Borrower, of the acquisition documents relative to the Concord Holiday Inn, the form and substance of which shall be reasonably satisfactory to Lender and its counsel, and the acquisition of the Concord Holiday Inn shall have been consummated substantially in accordance with the terms of such acquisition documents.

               l. The representations and warranties in this Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

               m. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

               n. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Lender, or any of their Affiliates.

               o. No material adverse change in the financial condition of Borrower or in the value of the Collateral shall have occurred.

          4. EFFECT ON AGREEMENT. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Lender under the Agreement, as in effect prior to the date hereof.


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          5.   FURTHER ASSURANCES.  Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Lender, and take all actions as Lender may reasonably request from time to time, to perfect and maintain the perfection and priority of Lender's security interests in the Collateral and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

          6.   MISCELLANEOUS.

               a. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

               c. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

               d. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                       FLEET CAPITAL CORPORATION,
                                       a Rhode Island corporation


                                       By:____________________________


                                      S-1

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                                       Title:__________________________



                                       THE PEREGRINE REAL ESTATE TRUST,
                                       a California real estate trust


                                       By:_____________________________

                                       Title:__________________________